                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant      [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:
[ ] Preliminary Proxy statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           One Group Investment Trust
                ------------------------------------------------
                (Name of Registrant as specified in its Charter)


   --------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

    1)   Title of each class of securities to which transaction applies: N/A
    2)   Aggregate number of securities to which transaction applies: N/A
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.): N/A
    4)   Proposed maximum aggregate value of transaction: N/A
    5)   Total fee paid:  N/A
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount previously paid:    N/A
         2)   Form, schedule or Registration statement No.:    N/A
         3)   Filing Party:      N/A
         4)   Date Filed:        N/A

                           ONE GROUP INVESTMENT TRUST
                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 28, 1999

    To the Owners of One Investors Annuity Contracts issued by Nationwide Life and Annuity Insurance Company ("Nationwide") entitled to give Voting Instructions to the shareholders of One Group Investment Trust, in connection with Nationwide VA Separate Account-C:

    Notice is hereby given that a Special Meeting of the Shareholders of One Group Investment Trust will be held at the offices of Nationwide Advisory Services, Inc. at Three Nationwide Plaza, Columbus, Ohio, 43215, on Wednesday, April 28, 1999 at 3:00 p.m. (Eastern Time) for the following purposes:

        1. To elect the Board of Trustees of One Group Investment Trust.

        2. To ratify the selection of independent accountants.

        3. To eliminate a fundamental investment restriction which prohibits certain portfolios of One Group Investment Trust from participating on a joint or a joint and several basis in any trading account in securities.

        4. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

    Nationwide VA Separate Account-C is the primary shareholder of One Group Investment Trust, except for initial capital accounts owned by Nationwide and by an affiliate of the investment advisor to One Group Investment Trust. However, Nationwide hereby solicits and agrees to vote the shares of the Portfolios at the Meeting in accordance with timely instructions received from owners of the One Investors Annuity contracts ("variable contracts") having contract values allocated to separate accounts invested in such shares.

    As a variable contract owner of record at the close of business on Sunday, February 28, 1999, you have the right to instruct Nationwide as to the manner in which the Portfolio shares attributable to your variable contract should be voted.

                                                  By Order of the Trustees

                                                  James F. Laird, Jr.
                                                  President and Treasurer
April 6, 1999

YOUR VOTE IS IMPORTANT. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY/VOTING INSTRUCTION FORM. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           ONE GROUP INVESTMENT TRUST
                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 28, 1999

                                PROXY STATEMENT

     THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (THE "TRUSTEES") OF ONE GROUP INVESTMENT TRUST. The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to One Group Investment Trust or by appearing personally and electing to vote on Wednesday, April 28, 1999 at the Special Meeting of Shareholders of the One Group Investment Trust at 3:00 p.m. (Eastern Time) at the offices of Nationwide Advisory Services, Inc., Three Nationwide Plaza, Columbus, Ohio 43215 (the meeting and any adjournment of the meeting is referred to in this proxy statement as the "Special Meeting"). The cost of preparing and mailing the Notice of Special Meeting, the proxy/voting instruction form, this proxy statement and any additional proxy material has been or is to be borne by One Group Investment Trust. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of One Group Investment Trust or Nationwide Advisory Services, Inc. (the Trust's administrator pursuant to an administration agreement between Nationwide Advisory Services, Inc. and One Group Investment Trust dated as of February 17, 1999).

     The Trust's executive offices are located at Three Nationwide Plaza, Columbus, Ohio 43215. Banc One Investment Advisors Corporation serves as investment advisor to One Group Investment Trust. Banc One's offices are located at 111 Polaris Parkway, Columbus, Ohio 43240. This proxy statement and the enclosed Notice of Special Meeting and form of proxy are first being mailed to shareholders on or about April 6, 1999.

     Only shareholders of record at the close of business on February 28, 1999 will be entitled to vote at the Special Meeting. However, Nationwide VA Separate Account-C is the primary Shareholder of each Portfolio of One Group Investment Trust. Nationwide will vote the shares of each Portfolio at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide will vote shares attributable to variable contracts as to which no timely instructions are received in proportion (for, against or abstain) to those for which timely instructions are received. If a duly executed and dated Proxy/Voting Instruction Form is received that does not specify a choice, Nationwide will consider its timely receipt as an instruction to vote in favor of the proposal to which it relates. Variable contract owners may revoke previously submitted voting instructions given to Nationwide at any time prior to the Meeting by either submitting to the Trust subsequently dated voting instructions, delivering to the Trust a written notice of revocation or otherwise giving notice of revocation in open Meeting, in all cases prior to the exercise of the authority granted in the proxy/voting instructions. The table below shows the number of shares outstanding on February 28, 1999:

ONE GROUP INVESTMENT TRUST PORTFOLIO                      SHARES OUTSTANDING
------------------------------------                      ------------------
One Group Investment Trust Balanced Portfolio
  (formerly The One Group Investment Trust Asset
  Allocation Fund)                                           7,463,952.879
One Group Investment Trust Large Cap Growth Portfolio
  (formerly The One Group Investment Trust Large Company
  Growth Fund)                                               9,368,570.202
One Group Investment Trust Mid Cap Growth Portfolio
  (formerly The One Group Investment Trust Growth
  Opportunities Fund)                                        5,130,548.872
One Group Investment Trust Equity Index Portfolio
  (formerly The One Group Investment Trust Equity Index
  Fund)                                                      1,544,869.095
One Group Investment Trust Government Bond Portfolio
  (formerly The One Group Investment Trust Government
  Bond Fund)                                                 4,389,777.700

     For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve each proposal may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     One Group Investment Trust's Declaration of Trust and Code of Regulations do not provide for annual shareholder meetings, and no such meetings are planned for 2000. Proposals that shareholders would like to have included in a proxy statement for any future meeting must be received by One Group Investment Trust within a reasonable period of time prior to printing and mailing proxy materials for such meeting.

     COPIES OF ONE GROUP INVESTMENT TRUST'S ANNUAL REPORT DATED DECEMBER 31, 1998 ARE AVAILABLE UPON REQUEST FROM NATIONWIDE ADVISORY SERVICES, INC., THREE NATIONWIDE PLAZA, COLUMBUS, OH 43215 AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-860-3946.

                              SUMMARY OF PROPOSAL

DESCRIPTION OF PROPOSAL                              PORTFOLIOS SOLICITED
-----------------------                              --------------------
1.   To elect the Board of Trustees of One Group      Balanced Portfolio
     Investment Trust.                            Government Bond Portfolio
                                                   Mid Cap Growth Portfolio
                                                  Large Cap Growth Portfolio
                                                    Equity Index Portfolio
2.   To ratify the selection of independent           Balanced Portfolio
     accountants.                                 Government Bond Portfolio
                                                   Mid Cap Growth Portfolio
                                                  Large Cap Growth Portfolio
                                                    Equity Index Portfolio
3.   To eliminate a fundamental investment            Balanced Portfolio
     restriction that prohibits Portfolios of     Government Bond Portfolio
     One Group Investment Trust from               Mid Cap Growth Portfolio
     participating on a joint or a joint and      Large Cap Growth Portfolio
     several basis in any trading account in        Equity Index Portfolio
     securities
4.   To transact such other business as may           Balanced Portfolio
     properly come before the Special Meeting or  Government Bond Portfolio
     any adjournment thereof.                      Mid Cap Growth Portfolio
                                                  Large Cap Growth Portfolio
                                                    Equity Index Portfolio

     One Group Investment Trust as a whole must approve Proposals 1 and 2. This means that the proposals will pass if approved by the lesser of: (a) 67% or more of the outstanding shares of One Group Investment Trust as a whole present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of One Group Investment Trust as a whole.

     Proposal 3 requires approval by each of the Portfolios of One Group Investment Trust listed above. This means that the change in a Portfolio's fundamental investment policy will be adopted if approved by the lesser of: (a) 67% or more of the outstanding shares of that Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of that Portfolio.

                                   PROPOSAL 1

                         Election of Board of Trustees

     At a meeting held on February 18, 1999, the incumbent Trustees, including the Trustees who are not "interested persons", unanimously approved each nominee to serve as a member of the Board of Trustees, subject to shareholder approval. Five of the nominees currently serve as Trustees of One Group Investment Trust. In considering the nominees for election as Trustees of One Group Investment Trust, the incumbent Trustees took into account the qualifications of each of the nominees. Because One Group Investment Trust does not hold annual meetings, each nominee, if elected, generally will serve until his or her successor is elected and qualified, or until re-elected at the next Special Meeting.

     The Board of Trustees oversees the management and administration of the Portfolios. The Trustees are responsible for making major decisions about each Portfolio's investment objectives and policies, but delegate the day-to-day administration of the Portfolio to the officers of the Trust. The Trustees, in turn, elect the officers of the Portfolios.

     The incumbent Trustees and the nominees, their addresses, ages and principal occupations during the past five years are set forth below.

                                       POSITION HELD   PRINCIPAL OCCUPATION
NAME AND ADDRESS                AGE    WITH THE TRUST  DURING THE PAST FIVE YEARS
----------------                ---    --------------  --------------------------
Peter C. Marshall               56        TrusteeC     President, DCI Marketing, Inc. (November, 1993 to
DCI Marketing, Inc.                                    present). Trustee of One Group Investment Trust since
2727 W. Good Hope Rd.                                  1994.
Milwaukee, WI 53209

Charles I. Post                 70        TrusteeC     Consultant (July, 1986 to present). Trustee of One
7615 4(th) Avenue West                                 Group Investment Trust since 1994.
Bradenton, FL 34209

Frederick W. Ruebeck            59        TrusteeC     Director of Investments, Eli Lilly and Company (June,
Eli Lilly & Company                                    1988 to present). Trustee of One Group Investment Trust
Lilly Corporate Center                                 since 1994.
307 East McCarty
Indianapolis, IN 46258

Robert A. Oden, Jr.             52        TrusteeC     President, Kenyon College (1995 to present);
Office of the President                                Headmaster, The Hotchkiss School (1989 to 1995).
Ransom Hall                                            Trustee of One Group Investment Trust since 1997.
Kenyon College
Gambier, OH 43022

John F. Finn*                   51        TrusteeC     President of Gardner, Inc. (1975 to present). Trustee
Gardner, Inc.                                          of One Group Investment Trust since 1998.
1150 Chesapeake Ave
Columbus, Ohio 43212

Marilyn McCoy                   51           NA        Vice President of Administration and Planning
Northwestern University                                Northwestern University (1985 to present). Trustee of
Office of the Vice President                           Pegasus Variable Funds since 1996.
Administration & Planning
633 Clarke St.,
Crown 2-112
Evanston, IL 60208

                                       POSITION HELD   PRINCIPAL OCCUPATION
NAME AND ADDRESS                AGE    WITH THE TRUST  DURING THE PAST FIVE YEARS
----------------                ---    --------------  --------------------------
Julius L. Pallone               68           NA        President, J.L. Pallone Associates (1994 to present).
J.L. Pallone Associates                                Trustee of Pegasus Variable Funds since 1987.
3000 Town Center
Suite 732
Southfield, MI 48075

Donald L. Tuttle                64           NA        Vice President (1995 to present) and Senior Vice
Association for                                        President (1992 to 1995), Association for Investment
Management & Research                                  Management and Research. Trustee of Pegasus Variable
5 Boar's Head Lane                                     Funds since 1993.
Charlottesville, VA 22901

---------

C Incumbent Trustee.

* John F. Finn is an "interested person" as that term is defined in the Investment Company Act of 1940 due to ownership of shares of Bank One Corporation, the parent of the investment advisor to One Group Investment Trust.

     The Trustees meet at least four times each year. During the most recent fiscal year, the Trustees met five times. The incumbent Trustees attended all of the Board meetings. While One Group Investment Trust does not have standing audit and compensation committees, its does have a standing nominating committee. The nominating committee met two times during fiscal year 1998. Messrs. Marshall and Ruebeck are members of the nominating committee. The nominating committee will consider nominees recommended by Shareholders. Recommendations should be submitted to the committee in care of One Group Investment Trust.

     The Trustees of the Portfolios receive fees and expenses for each meeting of the Board of Trustees attended. The Compensation Table below sets forth the total compensation to the Trustees from the Trust for the fiscal year ended December 31, 1998.

                               COMPENSATION TABLE

                                           PENSION OR
                                           RETIREMENT
                         AGGREGATE      BENEFITS ACCRUED
                        COMPENSATION     AS PART OF ONE                           TOTAL
                       FROM ONE GROUP         GROUP         ESTIMATED ANNUAL   COMPENSATION
NAME OF PERSON,          INVESTMENT        INVESTMENT        BENEFITS UPON       FROM THE
POSITION                   TRUST        TRUST'S EXPENSES       RETIREMENT       COMPLEX(1)
---------------        --------------   ----------------    ----------------   ------------
Peter C. Marshall,         $3,000              NA                  NA            $51,000
  Trustee
Charles I. Post,           $3,000              NA                  NA            $48,500
  Trustee
Frederick W.               $3,000(2)           NA                  NA            $48,500
  Ruebeck, Trustee
Robert A. Oden, Jr.,       $3,000              NA                  NA            $48,500
  Trustee
John F. Finn, Trustee      $1,500(2)           NA                  NA            $24,500

---------

(1) "Complex" comprises the Portfolios of One Group Investment Trust, as well as the Funds of One Group Mutual Funds as of December 31, 1998.

(2) Includes $750 of deferred compensation.

     Under a Deferred Compensation Plan for Trustees of One Group Investment Trust adopted at the November 20, 1998 Board of Trustees meeting, the Trustees may defer all or a part of their compensation payable by One Group Investment Trust and earned by the Trustees for serving as a member of the Board of Trustees, or a member of a committee of the Board. Reimbursement of expenses associated with attending meetings of the Board or a committee of the Board may not be deferred. Neither a specified length of service nor a vesting period are required by the Plan. Under the Plan, the Trustees may specify Class I shares of one or more funds of One Group Mutual Funds to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee). The Plan does not obligate One Group Investment Trust to purchase, hold or dispose of any investments in order to satisfy its obligations under the Plan. However, if One Group Investment Trust does fund the Plan, all securities will be held solely in the name of One Group Investment Trust.

     The principal executive officers of One Group Investment Trust are all officers or employees of Nationwide Advisory Services, Inc. Nationwide Advisory Services, Inc. is the One Group Investment Trust's administrator. Officers of One Group Investment Trust receive no compensation directly from One Group Investment Trust for performing their duties. The officers of One Group Investment Trust, their addresses, and principal occupations during the past five years are shown below.

POSITION(S) HELD          PRINCIPAL OCCUPATION
NAME AND ADDRESS             WITH THE TRUST            DURING PAST 5 YEARS
----------------          --------------------    -----------------------------
James F. Laird, Jr.*           President          Mr. Laird was elected Vice
Three Nationwide Plaza       and Treasurer        President and General Manager
Columbus, Ohio 43215                              of Nationwide Advisory
Age: 42                                           Services, Inc., the
                                                  Administrator of One Group
                                                  Investment Trust on April 5,
                                                  1995. Prior to being elected
                                                  General Manager, Mr. Laird
                                                  served as Treasurer of
                                                  Nationwide Advisory Services,
                                                  Inc. since November, 1987.

Karen R. Tackett*         Vice President and      Since August, 1998, Ms.
Three Nationwide Plaza    Assistant Treasurer     Tackett has been Director of
Columbus, Ohio 43215                              Strategic Development for
Age: 33                                           Nationwide Advisory Services,
                                                  Inc. From March, 1996 until
                                                  July, 1998, Ms. Tackett was
                                                  Accounting Manager for
                                                  Nationwide Advisory Services,
                                                  Inc. Prior to that, Ms.
                                                  Tackett was Audit Manager and
                                                  held various other positions
                                                  with PricewaterhouseCoopers,
                                                  LLP.

Craig A. Carver*          Vice President and      Mr. Carver has been
Three Nationwide Plaza    Assistant Secretary     Compliance Manager of
Columbus, Ohio 43215                              Nationwide Advisory Services,
Age: 44                                           Inc. since January, 1996.
                                                  Prior to that time, Mr.
                                                  Carver served as Financial
                                                  Controls Manager of
                                                  Nationwide Advisory Services,
                                                  Inc.

POSITION(S) HELD          PRINCIPAL OCCUPATION
NAME AND ADDRESS             WITH THE TRUST            DURING PAST 5 YEARS
----------------          --------------------    -----------------------------
Christopher A. Cray*      Vice President and      Mr. Cray has been Treasurer
Three Nationwide Plaza         Secretary          of Nationwide Advisory
Columbus, Ohio 43215                              Services, Inc. since
Age: 40                                           September, 1997. Prior to
                                                  that time he served as
                                                  Director-Corporate Accounting
                                                  of Nationwide Insurance
                                                  Enterprises

H. Carl Juckett*          Vice President and      Mr. Juckett joined Nationwide
Three Nationwide Plaza    Assistant Treasurer     Advisory Services in July,
Columbus, Ohio 43215                              1998 as the Manager of Fund
Age: 43                                           Accounting. Prior to joining
                                                  Nationwide, Mr. Juckett
                                                  served as a vice president
                                                  for BISYS Fund Services where
                                                  he managed Fund Accounting
                                                  during a four year period.
                                                  Mr. Juckett also spent eleven
                                                  years with Huntington
                                                  Bancshares serving in a
                                                  variety of positions related
                                                  to investments, trust and
                                                  broker/dealer activities

---------

* All officers listed above are "interested persons" of the Portfolios as defined in the Investment Company Act of 1940.

     The Trustees and officers of One Group Investment Trust own less than 1% of the outstanding shares of One Group Investment Trust.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH OF THE
                                    NOMINEES

                                   PROPOSAL 2

                      Selection of Independent Accountants

     At a meeting held on February 18, 1999, the Trustees, including the Trustees who are not "interested persons", unanimously approved the selection of PricewaterhouseCoopers LLP as the independent accountants for the fiscal year ended December 31, 1999.

     The firm of PricewaterhouseCoopers LLP, formed as a result of the merger of Price Waterhouse, LLP and Coopers & Lybrand, L.L.P., has extensive experience in investment company accounting and auditing and has served as independent accountants to One Group Investment Trust since its inception. The financial statements included in One Group Investment Trust's Annual Report have been examined by PricewaterhouseCoopers LLP. It is not expected that a representative of PricewaterhouseCoopers LLP will be present at the meeting.

     PricewaterhouseCoopers LLP and its members do not have any direct or indirect material financial interest in or connection with One Group Investment Trust in any capacity other than as independent accountants.

 THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE SELECTION OF
                           PRICEWATERHOUSECOOPERS LLP

                                   PROPOSAL 3

          Approval of a Change to a Fundamental Investment Restriction
            Which Prohibits Participation in Joint Trading Accounts

     The Board of Trustees is submitting for approval by shareholders of each Portfolio of One Group Investment Trust a proposal to eliminate a fundamental investment restriction. The current restriction is as follows:

     Current Restriction:  "The Balanced Portfolio, the Government Bond
                           Portfolio, the Large Cap Growth Portfolio, the Mid Cap Growth Portfolio, and the Equity Index Portfolio may not participate on a joint or joint and several basis in any securities trading account."

     The Board approved this proposal at a meeting held on February 18, 1999. Fundamental investment restrictions may be changed only with shareholder approval. Approval of this proposal will not result in a change in a Portfolio's investment objective or investment management.

     Currently, the Balanced, the Government Bond, the Large Cap Growth, the Mid Cap Growth, and Equity Index Portfolios of One Group Investment Trust Portfolios may not participate on a joint or joint and several basis in any securities trading account. The proposed change would allow each Portfolio to realize certain efficiencies and cost savings, while earning a potentially higher rate of return on repurchase agreements and other short-term, money market-type investments. Many securities of this type are sold in denominations which are too large for the Portfolios to purchase on an individual basis. Purchasing these securities on a joint basis will expand the investment opportunities available to the Portfolios and may reduce the possibility that cash balances remain uninvested. In addition, joint transactions can be expected to result in certain administrative efficiencies by reducing the number of trade tickets and cash wires that must be processed for each trade. These efficiencies may result in reduced transaction costs.

     Each Portfolio participating in a joint transaction will be subject to certain requirements imposed by the United States Securities and Exchange Commission. These requirements are intended to ensure that each Portfolio's interests are protected and that each Portfolio's participation is on a fair and equal basis. Each Portfolio's liability will be limited to its interest in the investment; no One Group Investment Trust Portfolio will be jointly liable for the investments of any other Portfolio.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL

                             ADDITIONAL INFORMATION

     The following list indicates the shareholders as of February 28, 1999 who, to the best knowledge of One Group Investment Trust, are the beneficial owners of more than 5% of the outstanding shares of the Portfolios:

                                                                       PERCENTAGE
                                                AMOUNT AND NATURE       OF FUNDS
                                                  OF VOTING AND        OUTSTANDING
NAME OF PORTFOLIO   NAME AND ADDRESS             INVESTMENT POWER        SHARES
-----------------   ----------------            -----------------      -----------
Government Bond     Nationwide VA Account-C  Shared voting and            85.13%
                    PO Box 18202             investment power over
                    Columbus OH 43218-2029   3,760,510.485 shares of
                                             the Portfolio

                    Nationwide Life and      Sole voting and              14.87%
                    Annuity Insurance        investment power over
                    Company                  656,814.957 shares of
                    Seed Account             the Portfolio
                    PO Box 182029
                    Columbus OH 43218-2029

Balanced (formerly  Nationwide VA Separate   Shared voting and            98.32%
Asset Allocation)   Account-C                investment power over
                    PO Box 182029            7,338,316.210 shares of
                    Columbus OH 43218-2029   the Portfolio

Mid Cap Growth      Nationwide VA Separate   Shared voting and            99.93%
(formerly Growth    Account-C                investment power over
Opportunities)      PO Box 182029            5,127,163.125 shares of
                    Columbus OH 43218-2029   the Portfolio

Large Cap Growth    Nationwide VA Separate   Shared voting and            96.16%
(formerly Large     Account-C                investment power over
Company Growth)     PO Box 182029            9,008,881.400 shares of
                    Columbus OH 43218-2029   the Portfolio

Equity Index        Nationwide VA Separate   Sole voting and              79.79%
                    Account-C                investment power over
                    Accounting               1,293,005.130 shares of
                    PO Box 182029            the Portfolio
                    Columbus OH 43218-2029

                    Nationwide Life          Sole voting and              15.54%
                    Insurance Co             investment power over
                    Seed Account             251,863.965 shares of
                    One Nationwide Plaza     the Portfolio
                    Columbus OH 43215-2239

     The Trustees know of no matters to be presented at the Special Meeting other than those specified in the attached Notice of Meeting. However, if any other matters come before the Special Meeting, it is intended that the proxies will vote in their discretion.

     Dated: April 6, 1999

     IF YOU DO NOT EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SIGN YOUR VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. FOR YOUR CONVENIENCE, NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                  GROUP(R) INVESTMENT TRUST BALANCED PORTFOLIO

             PROXY/VOTING INSTRUCTION FORM FOR A SPECIAL MEETING OF
                          SHAREHOLDERS, APRIL 28, 1999

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP INVESTMENT TRUST.

The undersigned hereby appoints Karen R. Tackett and James F. Laird, Jr., each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Investment Trust Balanced Portfolio (the "Portfolio") on April 28, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Portfolio which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Investment Trust as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

          All of the nominees        FOR      AGAINST      ABSTAIN
          as a group                 (  )       (  )         (  )

          Peter C. Marshall          FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Charles I. Post            FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Frederick W. Ruebeck       FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Robert A. Oden, Jr.        FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          John F. Finn               FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Marilyn McCoy              FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Julius L. Pallone          FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Donald L. Tuttle           FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Investment Trust.

                              FOR            AGAINST            ABSTAIN
                              (  )             (  )               (  )

3. Approval of the elimination of fundamental investment restriction which prohibits the Portfolio from participating on a joint or a joint and several basis in any trading account in securities.

                              FOR            AGAINST            ABSTAIN
                              (  )             (  )               (  )

4. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                              FOR            AGAINST            ABSTAIN
                              (  )             (  )               (  )

THIS VOTING INSTRUCTION FORM WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy/Voting Instruction Form. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:                             , 1999.
       ---------------------------


   PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY/VOTING INSTRUCTION FORM
                      PROMPTLY USING THE ENCLOSED ENVELOPE

            ONE GROUP(R) INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO

             PROXY/VOTING INSTRUCTION FORM FOR A SPECIAL MEETING OF
                          SHAREHOLDERS, APRIL 28, 1999

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP INVESTMENT TRUST.

The undersigned hereby appoints Karen R. Tackett and James F. Laird, Jr., each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Investment Trust Large Cap Growth Portfolio (the "Portfolio") on April 28, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Portfolio which the undersigned would be entitled to vote if personally present.

1. Election of the Board of Trustees of One Group Investment Trust as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

          All of the nominees        FOR      AGAINST      ABSTAIN
          as a group                 (  )       (  )         (  )

          Peter C. Marshall          FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Charles I. Post            FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Frederick W. Ruebeck       FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Robert A. Oden, Jr.        FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          John F. Finn               FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Marilyn McCoy              FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Julius L. Pallone          FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Donald L. Tuttle           FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for the One Group Investment Trust.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

3. Approval of the elimination of fundamental investment restriction which prohibits the Portfolio from participating on a joint or a joint and several basis in any trading account in securities.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

4. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

THIS VOTING INSTRUCTION FORM WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy/Voting Instruction Form. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:                              , 1999.
       ----------------------------


   PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY/VOTING INSTRUCTION FORM
                      PROMPTLY USING THE ENCLOSED ENVELOPE

             ONE GROUP(R) INVESTMENT TRUST MID CAP GROWTH PORTFOLIO

             PROXY/VOTING INSTRUCTION FORM FOR A SPECIAL MEETING OF
                          SHAREHOLDERS, APRIL 28, 1999

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP INVESTMENT TRUST.

The undersigned hereby appoints Karen R. Tackett and James F. Laird, Jr., each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Investment Trust Mid Cap Growth Portfolio (the "Portfolio") on April 28, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Portfolio which the undersigned would be entitled to vote if personally present.

1. Election of the Board of Trustees of One Group Investment Trust as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

          All of the nominees        FOR      AGAINST      ABSTAIN
          as a group                 (  )       (  )         (  )

          Peter C. Marshall          FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Charles I. Post            FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Frederick W. Ruebeck       FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Robert A. Oden, Jr.        FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          John F. Finn               FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Marilyn McCoy              FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Julius L. Pallone          FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Donald L. Tuttle           FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for the One Group Investment Trust.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

3. Approval of the elimination of fundamental investment restriction which prohibits the Portfolio from participating on a joint or a joint and several basis in any trading account in securities.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

4. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

THIS VOTING INSTRUCTION FORM WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy/Voting Instruction Form. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:                              , 1999.
       ----------------------------


   PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY/VOTING INSTRUCTION FORM
                      PROMPTLY USING THE ENCLOSED ENVELOPE

              ONE GROUP(R) INVESTMENT TRUST EQUITY INDEX PORTFOLIO

             PROXY/VOTING INSTRUCTION FORM FOR A SPECIAL MEETING OF
                          SHAREHOLDERS, APRIL 28, 1999

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP INVESTMENT TRUST.

The undersigned hereby appoints Karen R. Tackett and James F. Laird, Jr., each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Investment Trust Equity Index Portfolio (the "Portfolio") on April 28, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Portfolio which the undersigned would be entitled to vote if personally present.

1. Election of the Board of Trustees of One Group Investment Trust as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

          All of the nominees        FOR      AGAINST      ABSTAIN
          as a group                 (  )       (  )         (  )

          Peter C. Marshall          FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Charles I. Post            FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Frederick W. Ruebeck       FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Robert A. Oden, Jr.        FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          John F. Finn               FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Marilyn McCoy              FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Julius L. Pallone          FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Donald L. Tuttle           FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Investment Trust.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

3. Approval of the elimination of fundamental investment restriction which prohibits the Portfolio from participating on a joint or a joint and several basis in any trading account in securities.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

4. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

THIS VOTING INSTRUCTION FORM WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy/Voting Instruction Form. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:                              , 1999.
       ----------------------------


   PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY/VOTING INSTRUCTION FORM
                      PROMPTLY USING THE ENCLOSED ENVELOPE

                  ONE GROUP(R) INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO

             PROXY/VOTING INSTRUCTION FORM FOR A SPECIAL MEETING OF
                          SHAREHOLDERS, APRIL 28, 1999

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP INVESTMENT TRUST.

The undersigned hereby appoints Karen R. Tackett and James F. Laird, Jr., each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Investment Trust Government Bond Portfolio (the "Portfolio") on April 28, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Portfolio which the undersigned would be entitled to vote if personally present.

  1. Election of the Board of Trustees of One Group Investment Trust as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

          All of the nominees        FOR      AGAINST      ABSTAIN
          as a group                 (  )       (  )         (  )

          Peter C. Marshall          FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Charles I. Post            FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Frederick W. Ruebeck       FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Robert A. Oden, Jr.        FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          John F. Finn               FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Marilyn McCoy              FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Julius L. Pallone          FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Donald L. Tuttle           FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Investment Trust.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

3. Approval of the elimination of fundamental investment restriction which prohibits the Portfolio from participating on a joint or a joint and several basis in any trading account in securities.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

4. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

THIS VOTING INSTRUCTION FORM WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Proxy/Voting Instruction Form. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:                              , 1999.
       ----------------------------


       PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS PROXY/VOTING INSTRUCTION FORM
                      PROMPTLY USING THE ENCLOSED ENVELOPE